CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of ABN AMRO Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 29, 2005                          /S/ KENNETH C. ANDERSON
     -------------------------------            --------------------------------
                                                Kenneth C. Anderson, President
                                                (principal executive officer)

I, Gerald Dillenburg, Senior Vice President, Secretary & Treasurer of ABN AMRO Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 29, 2005                          /S/ GERALD DILLENBURG
     -------------------------------            --------------------------------
                                                Gerald Dillenburg, Senior Vice
                                                President, Secretary & Treasurer
                                                (principal financial officer)